                                                                EXHIBIT 99.B11


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our reports on the Kemper Target Equity Fund - Series I, II, III, IV, and V, Kemper Target Equity Fund - Kemper Retirement Fund Series VI and Kemper Target Equity Fund - Kemper Worldwide 2004 Fund dated August 11, 1995 in the Registration Statement (Form N-1A) of Kemper Target Equity Fund and their incorporation by reference in the related Prospectuses and Statements of Additional Information of Kemper Retirement Fund Series VI and Kemper Worldwide 2004 Fund, respectively, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 21 to the Registration Statement under the Securities Act of 1933 (Registration No. 33-30876) and this Amendment No. 23 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-5896).

                                           /s/ Ernst & Young LLP
                                           ---------------------
                                           ERNST & YOUNG LLP


Chicago, Illinois
October 12, 1995

                         REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND -
KEMPER RETIREMENT FUND SERIES I, II, III, IV AND V

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper Target Equity Fund-Kemper Retirement Fund Series I, II, III, IV and V as of June 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended for Series I, II, III and IV and for the year then ended and the period from November 15, 1993 (initial public offering) to June 30, 1994 for Series V and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1995, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund-Kemper Retirement Fund Series I, II, III, IV and V at June 30, 1995, the results of their operations and the changes in their net assets for the periods referred to above, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.



                                        /s/ Ernst & Young LLP
                                            ERNST & YOUNG LLP


Chicago, Illinois
August 11, 1995

                         REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND -
KEMPER RETIREMENT FUND SERIES VI

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund-Kemper Retirement Fund Series VI as of June 30, 1995 and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 1995 (initial public offering) to June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1995, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund-Kemper Retirement Fund Series VI at June 30, 1995 and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 1995 to June 30, 1995 in conformity with generally accepted accounting principles.



                                            /s/ Ernst & Young LLP
                                            ERNST & YOUNG LLP


Chicago, Illinois
August 11, 1995

                         REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND -
KEMPER WORLDWIDE 2004 FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund-Kemper Worldwide 2004 Fund as of June 30, 1995, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and for the period from May 3, 1994 (initial public offering) to June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1995, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund-Kemper Worldwide 2004 Fund at June 30, 1995 and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period from May 3, 1994 to June 30, 1994 in conformity with generally accepted accounting principles.



                                         /s/ Ernst & Young LLP
                                         ERNST & YOUNG LLP


Chicago, Illinois
August 11, 1995